FAIR VALUE MEASUREMENT	12 Months Ended
Dec. 31, 2012
FAIR VALUE MEASUREMENT
FAIR VALUE MEASUREMENT

17.                FAIR VALUE MEASUREMENT

Asset and liability measured at fair value on a recurring basis

There were no financial assets and financial liabilities measured at fair value on recurring basis as of December 31, 2011 and 2012.

Assets and liabilities measured at fair value on a nonrecurring basis

The Group’s financial assets and liabilities measured at fair value on a nonrecurring basis include acquired assets and liabilities based on Level 3 inputs in connection with business acquisitions as set out in Note 3.

The Group measured certain intangible assets at their fair value on a nonrecurring basis as results of the impairment loss of $19 recognized in 2011 and no impairment occurred in 2010 and 2012, as set out in Note 9. The fair value was determined using models with significant unobservable inputs which were classified as Level 3 inputs, primarily the discounted future cash flow.

The Group measured the goodwill at fair value on a nonrecurring basis when it is annually evaluated or whenever events or changes in circumstances indicate that carrying amount of a reporting unit exceeds its fair value as a result of the impairment assessments. The fair value was determined using models with significant unobservable inputs (Level 3 inputs), primarily the management projection on the future cash flow and the discount rate.